                                                               Exhibit 10.31

To:          Allied Healthcare Group Limited
             as Parent for and on behalf of itself and the other Obligors
             (as defined in the Mezzanine Credit Agreement referred to below)

From:        BNP Paribas
             as Agent for and on behalf of itself and an Instructing Group
             (as defined in the Mezzanine Credit Agreement referred to below)

Date:        1st October 2003

Dear Sirs:

Mezzanine Credit Agreement dated 17 December 1999 between Allied Healthcare
Group Limited (the "Parent"), Transworld Healthcare (UK) Limited (the "Original
Borrower"), BNP Paribas as Agent, Barclays Bank PLC as Security Agent, the Banks
named therein as Banks and others (as amended and restated from time to time)
(the "Mezzanine Credit Agreement")

1.       Terms defined in the Mezzanine Credit Agreement shall have the same meaning in this letter and the principles of construction set out in the Mezzanine Credit Agreement shall have effect as if set out in this letter. References to Clauses in this letter shall be to clauses in the
         Mezzanine Credit Agreement.

2.       With effect from the Effective Date (as defined below):

         Clause 20.32 shall be deleted and replaced as follows:

        "20.32                     Hedging

                                   The Parent shall procure that Allied
                                   Healthcare (UK) Limited maintains the secured
                                   hedging arrangements entered into pursuant to
                                   a Hedging Agreement dated 26 March 2003
                                   between Allied Healthcare (UK) Limited and
                                   Barclays Bank PLC whereby (pound)50,000,000
                                   of the aggregate of, inter alia, the
                                   Outstandings are fixed or capped."

3.       In this letter, the "Effective Date" means the date upon which the
         Agent confirms to the Parent in writing that it has received, in form and substance satisfactory to the Agent, each of the following:

3.1      a certificate given by an Authorised Signatory of the Parent, certifying that there has been no change to the constitutional documents of the Parent since they were last delivered to the Agent;

3.2      a copy, certified by an Authorised Signatory of the Parent, as being true, complete and up-to-date, of a board resolution of the Parent confirming:

         3.2.1    the approval of the execution, delivery and performance of this letter and the terms and conditions hereof; and

         3.2.2    that the Authorised Signatory that signed this letter was duly authorised; and

3.3      a copy of this letter, duly executed by the Parent.

4.       This letter shall constitute a Finance Document.

5.       Save as expressly provided in paragraph 2 above, the provisions of the
         Finance Documents shall continue in full force and effect and the
         Parent, on behalf of itself and other Obligors, agrees that this letter shall not operate as a waiver of any right, power or remedy any Finance
         Party may have under the Finance Documents.

6.       This letter shall be governed by and construed in accordance with the laws in England and Wales.

Yours faithfully

/s/ signature illegible
--------------------------------------------
for and on behalf of
BNP Paribas
(as Agent acting with the consent and on the
instructions of an Instructing Group)

We accept and agree to the terms of this letter.

/s/ Charles Murphy                                                   17/10/03
-----------------------------------------------------                --------
for and on behalf of                                                   Date
ALLIED HEALTHCARE GROUP LIMITED
(as Parent for and on behalf of itself and the other Obligors)

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